Filed pursuant to Rule 497(a)(1)

File No. 333-187207

Rule 482AD

Full Circle Capital Prices Offering of Common Stock

RYE BROOK, NY, February 27, 2014 – Full Circle Capital Corporation (NASDAQ:FULL) (“Full Circle Capital”) announced today that it priced a registered offering of 630,000 shares of its common stock at an offering price of $7.81 per share for total gross proceeds of $4,920,300.  This offering was placed directly with certain institutional investors.

The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on or about March 4, 2014.

Full Circle intends to use the net proceeds from this offering to make investments in new portfolio companies in accordance with its investment objective and strategies described in the prospectus supplement and accompanying prospectus and for general corporate purposes.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

This offering is being made pursuant to Full Circle’s shelf registration statement relating to such securities on file with and declared effective by the Securities and Exchange Commission.

This offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Full Circle Capital Corporation, 800 Westchester Ave., Suite S-620, Rye Brook, NY 10573, or phone: (914) 220-6300. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Full Circle before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about Full Circle and should be read carefully before investing.

About Full Circle Capital

Full Circle Capital Corporation (Nasdaq: FULL) is a Rye Brook, New York based closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Full Circle Capital lends to and invests in senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by lower middle-market companies that operate in a diverse range of industries. Full Circle Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments. For additional information visit the company’s website, www.fccapital.com.

Forward-Looking Statements

This press release contains forward-looking statements which relate to future events or Full Circle Capital's future performance or financial condition. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. These forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Full Circle Capital's filings with the Securities and Exchange Commission. Full Circle Capital undertakes no duty to update any forward-looking statements made herein.

Company Contact:	Investor Relations Contacts:
Gregg J. Felton, President & Co-CEO	Stephanie Prince/Jody Burfening
Full Circle Capital Corporation	Lippert/Heilshorn & Associates
914-220-6300	212-838-3777
gfelton@fccapital.com	sprince@lhai.com

###